                     SUPPLEMENT DATED MAY 16, 1997 TO THE
       PROSPECTUS FOR PACIFIC SELECT FUND ("THE FUND") DATED MAY 1, 1997
                                ("PROSPECTUS")

NEW PORTFOLIO MANAGER FOR THE INTERNATIONAL PORTFOLIO

  Templeton Investment Counsel, Inc. ("Templeton"), the Fund and Pacific Mutual Life Insurance Company, the Fund's Adviser, have mutually agreed that Templeton will no longer serve as Portfolio Manager of the International Portfolio effective May 31, 1997. Morgan Stanley Asset Management Inc. ("Morgan Stanley"), a wholly-owned subsidiary of Morgan Stanley Group Inc., will become the Portfolio Manager for the International Portfolio effective June 1, 1997 pursuant to a portfolio management agreement with the Adviser and the Fund. The new portfolio management agreement was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the new portfolio management agreement or interested persons of such parties, at a meeting held on May 15, 1997. Variable Contract Owners having an interest in the International Portfolio will be asked at an upcoming special meeting of Shareholders to approve the new portfolio management agreement with Morgan Stanley.

  Morgan Stanley's address is 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. As of February 28, 1997 Morgan Stanley, together with its affiliated asset management companies, had approximately $176.9 billion in assets under management as an investment manager or as a fiduciary adviser.

  On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Morgan Stanley Group Inc. is the direct parent of Morgan Stanley. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Morgan Stanley will be a subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

  Pacific Mutual Life will pay Morgan Stanley a fee at an annual rate of .35% based on the average daily net assets of the International Portfolio. The advisory fee paid to Pacific Mutual Life by the International Portfolio will not change.

  Francine J. Bovich, a Principal of Morgan Stanley, will be primarily responsible for the day-to-day investment management and implementation of Morgan Stanley's investment strategy for the International Portfolio. Prior to joining Morgan Stanley in 1993, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp., a registered investment adviser from 1986-1993. Before joining Westwood, she was a Managing Director of Citicorp Investment Management, Inc. (now Chancellor Capital Management), where she was responsible for the Institutional Investment Management group. Ms. Bovich began her investment career with Bankers Trust Company (1973-1989). She holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University.

  Following the assumption of portfolio management duties by Morgan Stanley, significant portfolio turnover may occur in connection with a restructuring of the Portfolio's holdings to reflect the management style of Morgan Stanley. Such restructuring may result in increased transactional costs for the Portfolio.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY MORGAN STANLEY

  The table below sets forth composite performance data relating to the historical performance of four accounts, including two advisory accounts, one mutual fund and a pooled trust, managed by Morgan Stanley that have investment objectives, policies, strategies and risks substantially similar, although not identical, to those of the Fund's International Portfolio. The composite includes all of the accounts with assets in excess of $25 million managed by Morgan Stanley that have substantially similar investment objectives and policies to those of the Portfolio. The data is provided to illustrate the past performance of Morgan Stanley in managing substantially similar accounts but does not represent the performance of the International Portfolio. The table below also sets forth the performance of the International Portfolio and the performance of the Morgan Stanley Capital International European, Australian and Far East Index ("MSCI EAFE") for the periods shown. The performance data for the International Portfolio reflects the Portfolio's fees and expenses.

  In comparing the performance of the comparable accounts managed by Morgan Stanley to the performance of the International Portfolio, it should be noted that the country weighting of the Morgan Stanley accounts varied in certain respects from those of the International Portfolio. During the periods shown, the comparable accounts managed by Morgan Stanley were not invested in emerging market countries, whereas the International Portfolio frequently invested in emerging markets. Also, the weighting of securities issued by companies located in Japan held by the Morgan Stanley accounts was significantly greater than the weighting of Japanese securities held by the International Portfolio. It is expected that under Morgan Stanley, the allocation of assets among various countries for the International Portfolio will be more closely correlated with the weighting of countries in the MSCI EAFE Index. Morgan Stanley has advised the Fund that it does make strategic country weighting allocations away from the EAFE Index in seeking relative outperformance, but it is expected that Morgan Stanley normally would not invest in emerging market countries.

  The figures shown for Morgan Stanley's composite performance of comparable accounts are based on gross results that are adjusted to reflect the fees and expenses of the International Portfolio for the periods shown. The composite performance figures also reflect the inclusion of any dividends and interest income received, the deduction of any brokerage commissions, and other related portfolio transaction expenses which are generally reflected as part of the cost of a security. The composite data was calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"), retroactively applied to all time periods. The composite investment results are unaudited.

  Because of the differences in computation methods, such as the method or frequency of reinvesting dividends or measuring gains, the data for the comparable accounts shown below may not be precisely comparable to performance data for the International Portfolio. In addition, the performance data for the advisory accounts and pooled trust included in the composite may not be representative of the International Portfolio because those accounts are not subject to the obligation to redeem shares upon request and to meet diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the 1940 Act or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected the performance. In addition, if the asset size of the comparable accounts varies from that of the International Portfolio, this might reduce the comparability of the International Portfolio's performance to that of the comparable accounts. Moreover, the International Portfolio's current and future investments are not and will not necessarily be identical to those of the comparable accounts. Investors should also be aware that the use of a methodology different from that used to calculate these composite returns could result in different performance data.

  The investment results presented below are not intended to predict or suggest the returns that might be experienced by the International Portfolio or an individual investor investing in the International Portfolio.

THE FOLLOWING PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION FOR SEPARATE ACCOUNT OR CONTRACT LEVEL CHARGES.

         TOTAL RETURN FOR MSCI EAFE, MORGAN STANLEY COMPARABLE ACCOUNTS
               AND INTERNATIONAL PORTFOLIO FOR THE PERIODS SHOWN

                                                               MORGAN STANLEY                INTERNATIONAL PORTFOLIO
                          MSCI EAFE ("EAFE")            COMPARABLE ACCOUNTS ("MSCA")            ("INTERNATIONAL")
                  ---------------------------------- ---------------------------------- ----------------------------------
                          INCEPTION ROLLING ROLLING          INCEPTION ROLLING ROLLING          INCEPTION ROLLING ROLLING
                  MONTHLY  TO DATE  QUARTER 12 MONTH MONTHLY  TO DATE  QUARTER 12 MONTH MONTHLY  TO DATE  QUARTER 12 MONTH
                  RETURN  RETURN**  RETURN   RETURN  RETURN  RETURN**  RETURN   RETURN  RETURN  RETURN**  RETURN   RETURN
                  ------- --------- ------- -------- ------- --------- ------- -------- ------- --------- ------- --------
                     %        %        %       %        %        %        %       %        %        %        %       %
June        1995   -1.75    -1.75                     -0.56    -0.56                      1.14     1.14
July                6.23     4.36                      5.60     5.01                      4.30     5.49
August             -3.81     0.38     0.38            -0.88     4.10     4.10            -3.10     2.22     2.23
September           1.95     2.34     4.17             0.59     4.72     5.31             1.69     3.95     2.78
October            -2.69    -0.41    -4.57            -2.15     2.46    -2.44            -3.08     0.74    -4.50
November            2.78     2.36     1.97             1.71     4.22     0.10             0.78     1.53     0.10
December            4.03     6.49     4.05             2.98     7.36     2.49             1.41     2.96     0.58
----------------  ---------------------------------- ---------------------------------- ----------------------------------
January       96    0.41     6.93     7.36             4.15    11.84     9.10             3.14     6.20     7.04
February            0.34     7.29     4.81            -0.15    11.69     7.11             1.77     8.07     7.25
March               2.12     9.57     2.89             1.13    12.96     5.17             0.13     8.22     5.11
April               2.91    12.75     5.45             4.35    17.93     5.38             3.58    12.09     5.55
May                -1.84    10.68     3.16   10.68    -0.83    16.96     4.65   16.96     1.11    13.33     4.86   15.07
June                0.56    11.30     1.58   13.28     1.03    18.19     4.55   18.84     0.34    13.72     5.08   14.16
July               -2.92     8.04    -4.17    3.53    -4.65    12.65    -4.49    7.20    -2.94    10.38    -1.53    6.24
August              0.22     8.28    -2.16    7.87     0.89    13.68    -2.82    9.13     3.40    14.13     0.71   13.37
September           2.66    11.16    -0.13    8.61     3.19    17.37    -0.73   11.98     1.50    15.84     1.87   13.15
October            -1.02    10.02     1.83   10.47    -1.24    15.91     2.82   13.03     1.61    17.71     6.64   18.63
November            3.98    14.40     5.65   11.76     4.69    21.44     6.70   16.37     4.66    23.19     7.94   22.25
December           -1.29    12.93     1.59    6.05     0.23    21.75     3.64   13.24     1.86    25.48     8.33   21.89
----------------  ---------------------------------- ---------------------------------- ----------------------------------
January       97   -3.50     8.97    -0.95    1.92    -0.42    21.25     4.50    8.23     2.12    28.14     8.87   20.68
February            1.64    10.76    -3.18    3.24     2.10    23.85     1.91   10.68     1.31    29.82     5.38   20.13
March               0.36    11.16    -1.56    1.46     0.40    24.38     2.07    9.88     1.01    31.13     4.49   21.17
April               0.53    11.75     2.55   -0.89     1.08    25.77     3.62    6.40    -0.26    30.79     2.06   16.69
--------------------------------------------------------------------------------------------------------------------------

1 Year Return to
 3/31/97:           1.46%                              9.88%                             21.17%
Average Annual
 Return Since
 Inception** to
 3/31/97:           5.94%                             12.62%                             15.91%
Cumulative
 Return Since
 Inception** to
 3/31/97:          11.16%                             24.38%                             31.13%


1 Year Return to
 4/30/97:          -0.89%                              6.40%                             16.69%
Average Annual
 Return Since
 Inception** to
 4/30/97:           5.97%                             12.70%                             15.02%
Cumulative
 Return Since
 Inception** to
 4/30/97:          11.75%                             25.77%                             30.79%

--------------------------------------------------------------------------------
** Returns are since June 1, 1995, the date the first comparable account managed by Morgan Stanley began operations.